UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2009

Vineyard National Bancorp

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-20862 (Commission File Number)	33-0309110 (IRS Employer Identification Number)

4000 Barranca Parkway, Suite 250 Irvine, California (Address of principal executive offices)		92604 (Zip Code)

Registrant’s telephone number, including area code: (949) 262-3270

Former name or former address, if changed since last report: 1260 Corona Pointe Court Corona, California 92879
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

On July 17, 2009, the Office of the Currency of the Comptroller (the “OCC”) closed Vineyard Bank, N.A. (the “Bank”), a wholly-owned subsidiary and the principal asset of Vineyard National Bancorp (“VNBC”), and appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver of the Bank. On the same date, the FDIC facilitated the acquisition of most of the assets and liabilities of the Bank by California Bank & Trust.

On July 21, 2009 (the “Petition Date”), VNBC filed a voluntary petition to liquidate its assets under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court, Central District of California, Riverside Division, Case No. 09-26401-RN (the “Chapter 11 Case”). The Debtor continues to operate its business and manage its affairs as a debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in VNBC’s Chapter 11 Case.

VNBC intends to file a liquidating plan within several weeks after the Petition Date. In the Schedules of Assets and Liabilities filed by VNBC concurrently with the Chapter 11 petition, VNBC reported that, as of the Petition Date, its total assets were approximately $2.1 million and its total liabilities were approximately $181.7 million.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Junior Subordinated Debentures

The July 21, 2009 bankruptcy filing by VNBC constitutes a triggering event, also termed an “Event of Default,” under several of VNBC’s indentures entered into in connection with the issuance of trust preferred securities in several transactions from September 2003 to May 2006. Under these indentures, an Event of Default occurs if, among other things, VNBC commences a voluntary case under any applicable bankruptcy, insolvency or other similar law. Upon such Event of Default, the entire principal amount of the debt under the indentures, together with any premium and interest accrued but unpaid, becomes immediately due and payable without further action. These indentures, all of which have been previously filed as exhibits to VNBC’s periodic or current reports filed with the SEC, are as follows:

Indenture (Trust Preferred Series)	SEC Report
Indenture dated September 25, 2003 between VNBC and Wilmington Trust VNBC, as trustee (Trust III)	Form 10-Q for the fiscal quarter ended September 30, 2003 filed with the SEC on November 7, 2003
Indenture dated December 19, 2003 between VNBC and Wilmington Trust VNBC (Trust IV)	Form 10-K for the fiscal year ended December 31, 2003 filed with the SEC on March 22, 2004
Indenture dated May 18, 2004 between VNBC and JPMorgan Chase Bank, as trustee (Trust VI)	Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC on March 10, 2005
Indenture dated April 15, 2005 between VNBC and Wilmington Trust VNBC, as trustee (Trust VIII)	Form 10-K for the fiscal year ended December 31, 2005 filed with the SEC on March 14, 2006
Indenture dated August 19, 2005 between VNBC and Wilmington Trust VNBC, as trustee (Trust IX)	Form 10-K for the fiscal year ended December 31, 2005 filed with the SEC on March 14, 2006
Indenture dated May 16, 2006 between VNBC and Wilmington Trust VNBC, as trustee (Trust XI)	Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC on March 3, 2007

In addition, the July 21, 2009 bankruptcy filing by VNBC also constitutes an “Event of Default” under several other of VNBC’s indentures also entered into in connection with the issuance of trust preferred securities in other transactions. Under these indentures, an Event of Default occurs if, among other things, VNBC commences a voluntary case under any applicable bankruptcy, insolvency or other similar law. However, under these indentures, the principal amount of the debt securities, together with any premium and interest accrued but unpaid, becomes due upon an Event of Default only after the trustee or holders of not less than 25% in aggregate principal amount of the debt securities then outstanding, by notice in writing to VNBC (and to the trustee if given by the holders of the debt securities), declare such principle and accrued interest immediately due and payable. These indentures are as follows:

Indenture (Trust Preferred Series)	SEC Report
Indenture dated December 18, 2001 between VNBC and State Street Bank and Trust VNBC of Connecticut, N.A., as trustee (Trust I)	Not filed.
Indenture dated December 19, 2002 between VNBC and Wilmington Trust VNBC, as trustee (Trust II)	Form 10-K for the fiscal year ended December 31, 2002 filed with the SEC on March 28, 2003
Indenture dated March 25, 2004 between VNBC and JPMorgan Chase Bank, as trustee (Trust V)	Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC on March 10, 2005
Indenture dated December 22, 2004 between VNBC and Well Fargo Bank, N.A., as trustee (Trust VII)	Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC on March 10, 2005

Subordinated Debentures

VNBC also has outstanding $5 million in subordinated debentures issued under an indenture dated December 19, 2002 between VNBC and State Street Bank and Trust VNBC of Connecticut, N.A., as trustee. The VNBC filed the indenture with its Form 10-K for the fiscal year ended December 31, 2002, which was filed on March 28, 2003. The July 21, 2009 bankruptcy filing by VNBC constitutes a triggering event, also termed an “Event of Default” under this indenture. Under this indenture, an Event of Default occurs if, among other things, VNBC institutes proceedings to be adjudicated a voluntary bankrupt or consents to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of a substantial part of its property. However, under this indenture, like the second group of the indentures described above, the principal amount of the debentures, together with any premium and interest accrued but unpaid, becomes due upon an Event of Default only after the trustee or holders of not less than 25% in aggregate principal amount of the debentures then outstanding, by notice in writing to VNBC (and to the trustee if given by the holders of the debentures), declare such principle and accrued interest immediately due and payable.

Senior Line of Credit

In addition, the July 21, 2009 bankruptcy filing by VNBC constitutes a triggering event, also termed an “Event of Default,” under its line of credit with the senior lender, First Tennessee Bank, National Association (the “Senior Lender”). VNBC filed the line of credit as an exhibit to its Form 10-Q for the fiscal quarter ended March 31, 2006, which was filed on May 10, 2006. Upon an “Event of Default,” the Senior Lender may, at its option, without demand or notice declare the balance to be immediately due and payable. Also, upon an “Event of Default,” the principal and all accrued interest under the line of credit will bear interest at the maximum rate of interest permitted under applicable law. Furthermore, under the terms of the Sixth Modification Agreement and Covenant Waiver, which amended the line of credit with the Senior Lender, a “Termination Event” occurs when VNBC becomes a debtor in bankruptcy by means of either a voluntary or involuntary petition. Upon a “Termination Event,” the entire amount of the loan, including all accrued and unpaid interest, becomes immediately due and payable without further notice.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2009, Harice “Dev” Ogle and James G. LeSieur III resigned as directors of VNBC.

Effective July 21, 2009, VNBC appointed Donald Pelgrim as Executive Vice President and Chief Administrative Officer of VNBC. Mr. Pelgrim has been with the Bank since October 2004 and was previously an officer of VNBC until August 2008. Before joining the Bank, Mr. Pelgrim worked as an attorney and banker. As Executive Vice President and Chief Administrative Officer, Mr. Pelgrim will join James G. LeSieur, III, who will remain Chief Financial Officer of VNBC, to oversee the administrative activities of VNBC during the Chapter 11 Case.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINEYARD NATIONAL BANCORP

By:	/s/ James G. LeSieur III
James G. LeSieur III
Chief Financial Officer

Date: July 22, 2009